Exhibit 99.1

Next Generation Therapies
for
CNS Diseases and Disorders

UBS Global Life Sciences Conference
September 28, 2006
Neil M. Kurtz, M.D.
President and Chief Executive Officer

Safe Harbor

Statements in this presentation related to the business
outlook and future performance of Axonyx and TorreyPines
Therapeutics, the proposed merger, the development and
commercialization of each company’s drug candidates, and
expectations in connection with any future event, condition, performance or other matter are forward-looking and are
made pursuant to the safe harbor provisions of the Securities
Litigation Reform Act of 1995.  Such statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements, including risks
relating to the proposed merger.  Additional economic,
competitive, governmental, technological, marketing and
other factors identified in the proxy statement/prospectus,
Axonyx’s annual report on Form 10-K and other filings with
the SEC could affect such results.

Where to Find Additional
Information About the Merger

In connection with the merger, Axonyx has filed a registration statement on Form S-4 that contains a prospectus and a joint proxy statement with the Securities and Exchange Commission (SEC).  Investors and security holders of Axonyx and TorreyPines Therapeutics are urged to read the proxy statement/prospectus and other relevant materials filed with the SEC because they will contain important information about Axonyx, TorreyPines Therapeutics and the merger.  The proxy statement/prospectus and other relevant materials, and any other documents filed by Axonyx with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Axonyx by directing a written request to:  Axonyx, 500 Seventh Avenue, 10th Floor, New York, NY  10018, Attention:  Investor Relations. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

Axonyx and its executive officers and directors and TorreyPines and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Axonyx in connection with the merger.  Information about those executive officers and directors of Axonyx and their ownership of Axonyx’s common stock is set forth in Axonyx’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC, as well as the Form S-4.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Axonyx and its executive officers and directors in the merger by reading the proxy statement/prospectus regarding the merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Key Terms of the Transaction

Definitive merger agreement announced on June 8, 2006

Tax-free stock for stock merger

Pro forma ownership of combined company

Approximately 58% TorreyPines Therapeutics shareholders

Approximately 42% Axonyx shareholders

TorreyPines preferred shareholders also receive warrants with an exercise price of $1.04, which, if fully exercised at closing, would increase the percentage of the combined company held by
TorreyPines shareholders to approximately 62%

Relative percentages adjusted if either party out-licenses one or more product candidates prior to closing

Subject to customary and other closing conditions including
shareholder approval

Name of new entity: TorreyPines Therapeutics, Inc.

Anticipated NASDAQ ticker symbol: TPTX

TorreyPines At-a-Glance

Sound Science, Skilled Team, Smart Business Model

Strategically focused on pain and cognitive disorders

Eight product candidates with major market potential

Discovery programs funded by collaborations with Eisai

Development team with proven CNS track record

Rights to more than 250 pending or issued patents

Advancing a portfolio of small molecules for
pain and cognitive disorders through internal
efforts and strategic collaborations

Post-merger TorreyPines Executive Team

TPTX

TPTX

TPTX

TPTX

TPTX

Company

MitoKor, PriceWaterhouse

CFO

Craig Johnson

Ingenix, Co-founder
Worldwide Clinical Trials,
Boots, Bayer, BMS, Merck

President
& CEO

Neil Kurtz, MD

Purdue Pharma, Ingenix,
Worldwide Clinical Trials,
Bayer, Wyeth (Ayerst)

COO

Evelyn Graham, MBA

Ingenix, Worldwide Clinical
Trials, Hoechst, Cephalon

CMO

Mike Murphy, MD,
PhD

CSO

Title

SIBIA Neurosciences, UCI

Steve Wagner, PhD

Background

Name

Big Pharma Pedigrees Plus CRO Operational Expertise

Post-merger TorreyPines Pipeline

Preclinical

Phase I

Phase II

Phase III

Phenserine
Acetylcholinesterase Inhibitor

Posiphen™

Beta-amyloid Inhibitor

NGX267

M-1 Agonist

Cognitive Disorders

NGX292

M-1 Agonist

NGX555

-Secretase Modulator

Discovery

Pain

Tezampanel (NGX424)
AK Antagonist

NGX426
AK Antagonist

BNC (Bisnorcymserine)

Butyrylcholinesterase Inhibitor

Migraine

Migraine

  AD, Schizophrenia

AD, Schizophrenia

  AD Progression

   AD Progression

AD - Severe

AD - Mild to Moderate

Tezampanel and NGX426
AMPA/Kainate Receptor Antagonists

Tezampanel – parenteral product for migraine

Completed two Phase I studies and five Phase IIa studies

Exposure to date: 205 volunteers and patients

Phase IIb study to begin 4Q 2006

NGX426 – oral prodrug of tezampanel

Initiated Phase I in August 2006

Target indications: migraine and chronic pain

Non-narcotic Approach to Pain Management

AMPA/Kainate Receptor Antagonists

•

•

•

•

•

•

•

•

•

•

•

•

•

•

•

•

•

•

Glutamate Synapse

•

Ionotropic Glutamate Receptors

mGLUR
Groups I, II, III

Metabotropic Glutamate Receptors

•

•

•

Distinctly Different, First-in-class

NMDA

AMPA

Kainate

NR1, NR2

GluR 1-4

GluR 5-7

Tezampanel and NGX426

Multiple Opportunities for Commercial Success

Preclinical

analgesia

spasticity

epilepsy

Phase IIa

migraine

neuropathy

low back

post-op

ROAs

- oral

- SC

- IV

- IT

- epidural

Indications

migraine

neuropathy

cancer pain

chronic pain

post-op pain

epilepsy

spasticity

anesthesia

Re-thinking Migraine

It’s the Underlying Cause, Not Just the Symptoms

from the March-April
2006 edition*…

Triptans only address the vascular component

New paradigm - migraine is a progressive neurological disorder

Tezampanel and NGX426 target the underlying neurological changes in other words…

“The newer theory is that migraine is a neurovascular
disorder,” Lipton says. The perpetrator may be the brain
itself--not the blood vessels, he says.

Managing Migraines by L. Bren; quote Richard Lipton MD

Tezampanel and NGX426

Intended to Address Unmet Needs of Migraine Sufferers

  Effective in patients unresponsive to triptans

  Effective in patients who have side effects on triptans

Alternative
to triptans

  Effective in patients with prominent sensitivity

    to sound, touch, light, and temperature

Target
underlying
process

  Use in patients with cardiovascular risk factors

  Co-administration with SSRI and SNRI antidepressants

  Given as multiple doses over 24 hours

  Theoretically, no abuse potential

Fewer
prescribing
restrictions

Expand ER
treatment
options

Need

  Alternative to opioids

  Parenteral and oral forms for ER to home care

Tezampanel SC,  NGX426

First novel agents for migraine in more than a decade

Tezampanel, IV Administration

Ketorolac

DB, PC

70

Post-operative
Dental Pain

Nociceptive*

Imitrex

DB, PC

45

Migraine

Migraine*

Neuropathic

Neuropathic

Neuropathic*

Model

NA

DB, PC
Three period X-over

25

Capsaicin
Provoked Pain

Ketamine
Lidocaine

DB, PC
3x3 Latin Square X-over

12

Low Back Pain

Lidocaine

DB, PC

12

Spinal Cord
Injury

Control

Design

N =

Population

Five Positive Proof of Concept Studies

* Published Studies

Tezampanel IV
Phase IIa Migraine Study

Classic Design, Award Winning Research

Double-blind, placebo and active controlled study in 45 migraineurs

Migraine defined by the diagnostic criteria of the HIS

Three arms: Tezampanel 1.2 mg/kg IV, sumatriptan 6 mg SC, PL

*p< 0.05; **p< 0.01 (chi-square test); contrast vs placebo (Sang et al, Cephalalgia, 2004)

6

8

31

46

54

60

47

27

13

0

10

20

30

40

50

60

70

15

30

45

60

90

120

time (min) from start of infusion

Pl

1.2 mg/kg tezampanel

6 mg sumatriptan

*

**

Pain Free at 2 Hours

Tezampanel IV
Phase IIa Migraine Study

Statistically Significant

Pain relief at 2 hours

Pain free at 2 hours

Sustained pain relief

Sustained pain free

Decreased incidence

Nausea

Photophobia

Phonophobia

Statistically Significant Across All FDA Endpoints

Placebo (%)

N=16

Tezampanel

(%)

N=13

Sumatriptan (%)

N=15

Blurred vision

1 (6)

1 (8)

4 (27)

Chest/throat symptoms

0 (0)

0 (0)

2 (13)

Disorientation

1 (6)

1 (8)

4 (27)

Dizziness

2 (13)

2 (15)

4 (27)

Extremity heaviness

0 (0)

0 (0)

2 (13)

Sedation

4 (

25)

2 (15)

5 (33)

Warmth

1 (6)

1 (8)

5 (33)

Total with AEs

5 (31)

2 (15)*

8 (53)

16

Side Effect Profile Comparable to Placebo

Tezampanel IV
Phase IIa Migraine Study

Chi-square test

p= 0.037 NGX424 vs. sumatriptan; p= 0.321 NGX424 vs. placebo;p= 0.213 sumatriptan vs. placebo

Sang et al, Cephalalgia, 2004

NGX426

Oral formulation of tezampanel

Initial indication: migraine

Follow-on indication: chronic neuropathic pain

NGX426 expands the pain franchise across multiple
segments of the chronic pain market

First-in-human study initiated August 4, 2006

Results expected in 4Q 2006

Development Highlights

NGX426, Oral Study in Dog

Rapid Conversion to Tezampanel After Oral NGX426

  n = 2 M, 2 F dogs

  NGX426: Tmax =1.00; t1/2 =1.05

  Tezampanel (NGX424): Tmax = 2.33; t ½= 4.05

Oral administration of single dose 20 mg/kg NGX426 in beagle dogs

Tezampanel

NGX426

6000

5000

4000

3000

2000

1000

0

Time (hr)

0

5

10

15

20

25

NGX424

NGX426

Post-merger TorreyPines Pipeline

Preclinical

Phase I

Phase II

Phase III

Phenserine
Acetylcholinesterase Inhibitor

Posiphen™

Beta-amyloid Inhibitor

NGX267

M-1 Agonist

Cognitive Disorders

NGX292

M-1 Agonist

NGX555

-Secretase Modulator

Discovery

Pain

Tezampanel (NGX424)
AK Antagonist

NGX426
AK Antagonist

BNC (Bisnorcymserine)

Butyrylcholinesterase Inhibitor

Migraine

Migraine

AD Progression

AD, Schizophrenia

AD Progression

  AD Progression

AD - Severe

AD - Mild to Moderate

NGX267

Lead M1 Agonist for Cognitive Disorders

Safe and well tolerated in two Phase I studies

Total of 24 healthy adult males, average age 35

Total of 20 healthy elderly, average age 73

Biomarker evidence of selective stimulation of M1 receptor in man as measured by increased salivation

Achieve blood levels in man comparable to those described in transgenic mouse study, published in Neuron, showing NGX267
lowered levels of brain Aß42

Data also support development as treatment for cognitive
impairment associated with schizophrenia

NGX292, follow-on M1 agonist, is desmethyl derivative of NGX267

NGX555

-secretase Modulator from TPTX Discovery Program

Distinctly different from  -secretase inhibitors

Selective inhibition of Aß42 and Aß40 with concomitant
increase in Aß37 andAß38

No inhibition of processing of other   -secretase
substrates, e.g., Notch, e-Cadherin

Lowered Aß42 in plasma and brain when administered orally
in transgenic animal models

TorreyPines Near-term Deliverables

   File IND for NGX426 and start Phase I study

    Report results for NGX426 Phase I study

    Initiate Phase IIb tezampanel study for migraine

Migraine,
Chronic
Pain

Cognitive
Disorders

Program

   Report data from NGX267 Phase I elderly study

    Initiate multiple dose Phase I study with NGX267

Milestone